UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2015

SITO Mobile, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-53744	13-4122844
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Town Square Place, Suite 204

Jersey City, NJ 07310
(Address of principal executive offices) (Zip Code)

(201) 275-0555
(Registrant’s telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by SITO Mobile, Ltd. (the “Company”) with the Securities and Exchange Commission (“SEC”) on July 13, 2015 (“Original Form 8-K”). The Original Form 8-K reported under Item 1.01 that the Company entered into an Asset Purchase Agreement, dated July 8, 2015 (the “Agreement”), pursuant to which Buyer agreed to acquire assets of Hipcricket, Inc.’s mobile advertising business. The Company agreed to pay Hipcricket, Inc. (“Hipcricket”) 6,205,602 shares of the Company’s common stock (the “Shares”), at an agreed-upon valuation of $2,400,000, and $1,300,000 in cash.

The description of the Purchase Agreement found in this Form 8-K/A is not intended to be complete and is qualified in its entirety by reference to the agreements attached to the Original Form 8-K.

This Form 8-K/A amends Item 9.01 of the Original Form 8-K to include financial statements of the business acquired and pro forma financial information in accordance with Items 9.01(a) and (b) within seventy one calendar days after the date on which the initial report on Form 8-K was required to be filed. Except as set forth in Item 9.01 below, no other changes are being made to the Original Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statement of Businesses Acquired.

The Company has been advised by Hipcricket that the mobile advertising business was not a separate legal entity of Hipcricket and was never operated as a stand-alone business, division or subsidiary. Hipcricket has also advised the Company that it has never prepared full stand-alone or full carve-out financial statements for the mobile advertising business, and that the mobile advertising business has never maintained the distinct and separate accounts necessary to prepare such financial statements. As a result, the Company is filing the following financial statements related to mobile advertising business line for the purpose of complying with the requirements of Rule 3-05 of Regulation S-X:

●	The audited statements of financial position for the assets acquired as of September 30, 2014 and 2013 and the statements of operations, net assets and cash flows for the mobile advertising business for the years ended September 30, 2014 and 2013, and the notes related thereto, which is filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

●	The unaudited statements of financial position for the assets acquired as of June 30, 2015 and 2014 and statements of 2013 and the statements of operations, net assets and cash flows for the mobile advertising business for the years ended September 30, 2014 and 2013, which is filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of June 30, 2015 and the unaudited pro forma condensed combined statements of operations for the nine months ended June 30, 2015 and the year ended September 30, 2014, in each case reflecting the Company’s acquisition of Hipcricket’s mobile advertising business, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of PMB Helin Donovan, LLP

99.1	Audited statements of financial position for the assets acquired as of September 30, 2014 and 2013 and the statements of operations, net assets and cash flows for the mobile advertising business for the years ended September 30, 2014 and 2013, and the notes related thereto.

99.2	Unaudited statements of financial position for the assets acquired as of June 30, 2015 and 2014 and statements of 2013 and the statements of operations, net assets and cash flows for the mobile advertising business for the years ended September 30, 2014 and 2013.

99.3	Pro forma condensed combined balance sheet as of June 30, 2015 and the unaudited pro forma condensed combined statements of operations for the nine months ended June 30, 2015 and the year ended September 30, 2014, in each case reflecting the Company’s acquisition of Hipcricket’s mobile advertising business.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITO Mobile, Ltd.

Date: August 27, 2015	By:	/s/ Kurt Streams
	Name:	Kurt Streams
	Title:	Chief Financial Officer

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